                                                               Exhibit (a)(1)(G)




                              LETTER OF TRANSMITTAL

                              TO TENDER OUTSTANDING
               5 3/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2002
                       OF AMERICAN RETIREMENT CORPORATION
                                 IN EXCHANGE FOR
             5 3/4% SERIES A SENIOR SUBORDINATED NOTES DUE 2002 AND
          10% SERIES B CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2008
                           PURSUANT TO EXCHANGE OFFER
                  AND AMENDED AND RESTATED OFFERING MEMORANDUM
                            DATED SEPTEMBER 12, 2002

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON WEDNESDAY, SEPTEMBER 25, 2002 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY AMERICAN RETIREMENT CORPORATION (THE "COMPANY").

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                         U.S. BANK NATIONAL ASSOCIATION

                  By Mail:                       By Overnight Courier and Hand Delivery:                  By Facsimile:

              U.S. Bank, N.A.                                U.S. Bank, N.A.                             (651) 244-1537
       180 East 5th Street, 4th Floor                        Bond Drop Window                   (For Eligible Institutions Only)
             St. Paul, MN 55101                      180 East 5th Street, 4th Floor
      Attn: Specialty Finance Group -                       St. Paul, MN 55101                        Confirm by Telephone:
                Dan Strantz                        Attn: Specialty Finance Group -                       (651) 244-4512
       (registered or certified mail                         Dan Strantz
                recommended)

DELIVERY OF THIS REVISED LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

IF YOU WISH TO EXCHANGE CURRENTLY OUTSTANDING 5 3/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2002 (THE "OLD CONVERTIBLE DEBENTURES") FOR A COMBINATION OF 5 3/4% SERIES A SENIOR SUBORDINATED NOTES DUE SEPTEMBER 30, 2002 (THE "SERIES A NOTES") AND 10% SERIES B CONVERTIBLE SENIOR SUBORDINATED NOTES DUE APRIL 1, 2008 (THE "SERIES B NOTES" AND TOGETHER WITH THE SERIES A NOTES, THE "NEW NOTES") YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) OLD CONVERTIBLE DEBENTURES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE REVISED LETTER OF TRANSMITTAL AND THE AMENDED AND RESTATED OFFERING MEMORANDUM RELATING TO THE EXCHANGE OFFER CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS REVISED LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE AMENDED AND RESTATED OFFERING MEMORANDUM AND/OR THIS REVISED LETTER OF

TRANSMITTAL MAY BE DIRECTED TO D.F. KING & CO., INC., THE INFORMATION AGENT. ITS ADDRESS IS 77 WATER STREET, NEW YORK, NEW YORK 10005, AND ITS TOLL-FREE TELEPHONE NUMBER IS (800) 735-3591.

         The undersigned hereby acknowledges receipt and review of the Amended and Restated Offering Memorandum, dated September 12, 2002 (the "Offering Memorandum"), of the Company and this revised Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange for each $1,000 principal amount of its Old Convertible Debentures a combination of (i) not less than $839 and not more than $902 principal amount of our Series A Notes and (ii) not more than $190 and not less than $127 principal amount of our Series B Notes. Although the aggregate principal amount of Series A Notes and Series B Notes to be issued in exchange for each $1,000 principal amount of the Old Convertible Debentures will equal $1,029, the relative principal amount of the Series A Notes and the Series B Notes to be issued in such exchange will be determined based upon the aggregate principal amount of Old Convertible Debentures that are tendered in such exchange. Capitalized terms used but not defined herein have the respective meanings given to them in the Offering Memorandum.

         The Company will accept for exchange all Old Convertible Debentures tendered up to a maximum aggregate principal amount of $126.0 million. If more than $126.0 million of the Old Convertible Debentures is tendered under the Exchange Offer, the Company will select the Old Convertible Debentures to be exchanged pro rata, disregarding fractions, according to the aggregate principal amount of Old Convertible Debentures tendered by each holder of Old Convertible Debentures. Any Old Convertible Debentures tendered but not selected shall remain outstanding upon completion of the Exchange Offer and shall be returned to the holder, or in the case of Old Convertible Debentures tendered by book entry transfer, will be credited to the holder's account at the Depository Trust Company, in either case at the sole expense of the Company.

         The Company reserves the right, at any time or various times, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Company shall notify the Exchange Agent and each registered holder of the Old Convertible Debentures of any extension by oral or written notice no later than 9:00 a.m., Eastern Time, on the business day after the previously scheduled Expiration Date.

         This Letter of Transmittal is to be used by a holder of Old Convertible Debentures if Old Convertible Debentures are to be forwarded herewith or if delivery of Old Convertible Debentures is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Offering Memorandum under the caption "Exchange Offer - Procedures for Exchanging Old Convertible Debentures."

         Holders of Old Convertible Debentures whose Old Convertible Debentures are not immediately available, or who are unable to deliver their Old Convertible Debentures and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Convertible Debentures according to the guaranteed delivery procedures set forth in the Offering Memorandum under the caption "Exchange Offer - Procedure for Exchanging Old Convertible Debentures - Guaranteed delivery." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The term "holder" with respect to the Exchange Offer means any person in whose name Old Convertible Debentures are registered on the books of the Company or any other person who has obtained a properly completed bond power from such registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Convertible Debentures must complete this Letter of Transmittal in its entirety.

                          SIGNATURES MUST BE PROVIDED.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

1. The undersigned hereby tenders to the Company the Old Convertible Debentures described in the box entitled "Description of Old Convertible Debentures Tendered" pursuant to the Exchange Offer, upon the terms and subject to the conditions contained in the Offering Memorandum, receipt of which is hereby acknowledged, and in this Letter of Transmittal. Subject to and effective upon the acceptance for exchange of the Old Convertible Debentures tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon order of, the Company all right, title and interest in and to such Old Convertible Debentures as are being tendered hereby.

2. The undersigned hereby represents and warrants that it has full authority to tender, sell, assign and transfer the Old Convertible Debentures described above and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of Old Convertible Debentures.

3. The undersigned understands that the tender of the Old Convertible Debentures pursuant to all of the procedures set forth in the Offering Memorandum will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Offering Memorandum.

4. The undersigned irrevocably constitutes and appoints U.S. Bank National Association (the "Exchange Agent") the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as an agent of the Company) with respect to the Old Convertible Debentures, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present the Old Convertible Debentures and all evidences of transfer and authenticity to, or transfer ownership of, the Old Convertible Debentures, on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Convertible Debentures, all in accordance with the terms of and conditions to the Exchange Offer.

5. The undersigned understands that (i) the Company will accept all Old Convertible Debentures tendered up to a maximum aggregate principal amount of $126.0 million, and if more than $126.0 million of the Old Convertible Debentures is submitted under the Exchange Offer, the Company will select the Old Convertible Debentures to be exchanged pro rata, disregarding fractions, according to the aggregate principal amount of Old Convertible Debentures tendered by each holder of Old Convertible Debentures, and any Old Convertible Debentures tendered but not selected shall remain outstanding upon completion of the Exchange Offer; and (ii) under certain circumstances and subject to certain conditions of the Exchange Offer (each of which the Company may waive), set forth in the Offering Memorandum under the caption "The Exchange Offer - Conditions to the Exchange Offer," the Company may not be required to accept for exchange any of the Old Convertible Debentures tendered (including any Old Convertible Debentures tendered after the Expiration Date). Any Old Convertible Debentures not accepted for exchange will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated below under "Special Delivery Instructions" below.

6. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Convertible Debentures tendered hereby. This tender may be withdrawn only in accordance with the procedures set forth in the Offering Memorandum under the caption "The Exchange Offer - Withdrawals of Tenders."

7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

8. Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please issue the New Notes (and, if applicable, substitute certificates representing Old Convertible Debentures for any Old Convertible Debentures not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Convertible Debentures, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Convertible Debentures for any Old Convertible Debentures not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Convertible Debentures."

9. THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE OFFERING MEMORANDUM AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE OFFERING MEMORANDUM AND THIS LETTER OF TRANSMITTAL, THE TERMS OF THE OFFERING MEMORANDUM SHALL PREVAIL.

         THE UNDERSIGNED, BY COMPLETING THE SECTION ENTITLED "DESCRIPTION OF OLD CONVERTIBLE DEBENTURES TENDERED" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD CONVERTIBLE DEBENTURES AS SET FORTH IN SUCH BOX BELOW.

List below the Old Convertible Debentures to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

               DESCRIPTION OF OLD CONVERTIBLE DEBENTURES TENDERED

                                                                    AGGREGATE
      NAME(S) AND ADDRESS(ES) OF                                 PRINCIPAL AMOUNT
    REGISTERED HOLDER(S) EXACTLY AS                               REPRESENTED BY           PRINCIPAL
       NAME(S) APPEAR(S) ON OLD              REGISTERED          OLD CONVERTIBLE            AMOUNT
        CONVERTIBLE DEBENTURES               NUMBER(S)*             DEBENTURE(S)          TENDERED**
    -------------------------------          ----------          ----------------         ----------
      ---------------------------             --------             -----------              -------

      ---------------------------             --------             -----------              -------

      ---------------------------             --------             -----------              -------

*        Need not be completed by book-entry holders.
** Unless otherwise indicated, any tendering holder of Old Convertible Debentures will be deemed to have tendered the entire aggregate principal amount represented by such Old Convertible Debentures. All tenders must be in integral multiples of $1,000.

         METHOD OF DELIVERY

[ ] Check here if tendered Old Convertible Debentures are enclosed herewith.

[ ] Check here if tendered Old Convertible Debentures are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with the Book-Entry Transfer Facility and complete the following:

         Name of Tendering Institution:
                                       -----------------------------------------
         Account Number:
                        --------------------------------------------------------
         Transaction Code Number:
                                 -----------------------------------------------

[ ] Check here if tendered Old Convertible Debentures are being delivered pursuant to a Notice of Guaranteed Delivery and complete the following:

         Name(s) of Registered Holder(s):
                                         ---------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                            --------------------

         Window Ticket Number (if available):
                                             -----------------------------------

         Name of Eligible Institution that Guaranteed Delivery:
                                                               -----------------

         Account Number (If delivered by book-entry transfer):
                                                              ------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY (i) if Old Convertible Debentures in a principal amount not tendered, or New Notes issued in exchange for Old Convertible Debentures accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Convertible Debentures tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility. Issue New Notes and/or Old Convertible Debentures, if applicable, to:

Name:
     ------------------------------------------
                  (Type or Print)
Address:
     ------------------------------------------

     ------------------------------------------
                                     (Zip Code)

           ----------------------------------------------------------
                 (Tax Identification or Social Security Number)
                         (Complete Substitute Form W-9)

                  Credit Unexchanged Old Convertible Debentures
                        Delivered by Book-Entry Transfer
                       to the Book-Entry Transfer Facility
                                Set Forth Below:

           ----------------------------------------------------------

                          Book-Entry Transfer Facility
                                 Account Number:

           ----------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                               (SEE INSTRUCTION 6)

To be completed ONLY if the New Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than as indicated above.

Mail  [ ]   Issue [ ] (check appropriate boxes)

Name:
     -----------------------------------------
                (Type or Print)
Address:
     -----------------------------------------

     -----------------------------------------
                                    (Zip Code)

           ----------------------------------------------------------
                 (Tax Identification or Social Security Number)

                                    IMPORTANT
                         PLEASE SIGN HERE WHETHER OR NOT
         OLD CONVERTIBLE DEBENTURES ARE BEING PHYSICALLY TENDERED HEREBY
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

Signature(s) of Registered Holders of Old Convertible Debentures:

X______________________________________________

X______________________________________________
Dated: ________________________________________

(The above lines must be signed by the registered holder(s) of Old Convertible Debentures as its name(s) appear(s) on the Old Convertible Debentures or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Convertible Debentures to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding completion of this Letter of Transmittal, printed below.)

Name(s):
        ------------------------------------
              (Please Type or Print)
Capacity:
         -----------------------------------
Address:
        ------------------------------------
                                  (Zip Code)

Area Code and Telephone Number: (___) ______

                     SIGNATURE GUARANTEE (SEE INSTRUCTION 5)

    CERTAIN SIGNATURES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR

         ---------------------------------------------------------------
         (Name of Medallion Signature Guarantor Guaranteeing Signatures)

               --------------------------------------------------
               (Address (including zip code) and Telephone Number
                         (including area code) of Firm)

               --------------------------------------------------
                             (Authorized Signature)

               --------------------------------------------------
                                 (Printed Name)

               --------------------------------------------------
                                     (Title)

Dated:
        ------------------------------------

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD CONVERTIBLE DEBENTURES OR BOOK-ENTRY CONFIRMATIONS.

         This Letter of Transmittal is to be completed by holders of Old Convertible Debentures either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Offering Memorandum under the caption "The Exchange Offer - Procedures for Exchanging Old Convertible Debentures - Book-entry delivery procedures." All physically delivered Old Convertible Debentures or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Old Convertible Debentures tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., Eastern Time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

         The method of delivery of the tendered Old Convertible Debentures, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Convertible Debentures should be sent to the Company.

2.       GUARANTEED DELIVERY PROCEDURES.

         Holders who wish to tender their Old Convertible Debentures and whose Old Convertible Debentures are not immediately available or who cannot deliver their Old Convertible Debentures, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Old Convertible Debentures according to the guaranteed delivery procedures set forth in the Offering Memorandum under the caption "The Exchange Offer - Procedures for Exchanging Old Convertible Debentures - Guaranteed delivery." Pursuant to such procedures, a tender may be effected if the Exchange Agent has received at its office, on or prior to the Expiration Date, a properly completed and duly executed Letter of Transmittal by facsimile transmission, mail or hand delivery and Notice of Guaranteed Delivery from an Eligible Institution (defined as a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act) setting forth the name and address of the tendering holder, the name(s) in which the Old Convertible Debentures are registered, the certificate number(s) and the principal amount of the Old Convertible Debentures to be tendered, and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, such properly completed and executed Letter of Transmittal or facsimile transmission thereof by the Eligible Institution, such Old Convertible Debentures, in proper form for transfer (or a confirmation of book-entry transfer of such Old Convertible Debentures into the Exchange Agent's account at the Book-Entry Transfer Facility), will be delivered by such Eligible Institution together with any other required documents to the Exchange Agent. Unless Old Convertible Debentures being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Company may, at its option, reject the tender.

         Any holder of Old Convertible Debentures who wishes to tender Old Convertible Debentures pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., Eastern Time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Convertible Debentures according to the guaranteed delivery procedures set forth above.

3.       TENDER BY HOLDER.

         Only a registered holder of Old Convertible Debentures may tender such Old Convertible Debentures in the Exchange Offer. Any beneficial holder of Old Convertible Debentures who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on its behalf or must, prior to completing and executing this Letter of Transmittal and delivering its Old Convertible Debentures, either make appropriate arrangements to register ownership of the Old Convertible Debentures in such holder's name or obtain a properly completed bond power from the registered holder.

4.       PARTIAL TENDERS.

         Tenders of Old Convertible Debentures will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Convertible Debentures is tendered, the tendering holder should fill in the principal amount tendered in the appropriate column of the box entitled "Description of Old Convertible Debentures Tendered" above. The entire principal amount of Old Convertible Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Convertible Debentures is not tendered, then Old Convertible Debentures for the principal amount of Old Convertible Debentures not tendered and New Notes issued in exchange for any Old Convertible Debentures accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Convertible Debentures are accepted for exchange.

5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Convertible Debentures tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Convertible Debentures without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Convertible Debentures.

         If any tendered Old Convertible Debentures are registered in different names on several certificates it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Convertible Debentures listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Convertible Debentures is to be reissued) to the registered holder, the holder need not and should not endorse any tendered Old Convertible Debentures, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Convertible Debentures tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each a "Medallion Signature Guarantor").

         If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Convertible Debentures listed, such Old Convertible Debentures must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Old Convertible Debentures.

         If this Letter of Transmittal (or facsimile hereof) or any Old Convertible Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

         Endorsements on Old Convertible Debentures and signatures on bond powers required by this Instruction 5 and all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by a Medallion Signature Guarantor unless otherwise indicated in the Offering Memorandum under the caption "The Exchange Offer-Procedures for Exchanging Old Convertible Debentures-Signature Guarantees".

6.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of Old Convertible Debentures should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which New Notes or substitute Old Convertible Debentures for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         Tax law requires that a holder of any Old Convertible Debentures that are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a monetary penalty imposed by Internal Revenue Service. (If withholding results in an overpayment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Convertible Debentures are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

         The Company reserves the right in its sole discretion to take whatever steps necessary to comply with the Company's obligations regarding backup withholding.

7.       TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Old Convertible Debentures to it or its order in connection with the Exchange Offer. If, however, New Notes and/or substitute Old Convertible Debentures not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Convertible Debentures tendered hereby, or if tendered Old Convertible Debentures are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Convertible Debentures to the Company pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

8.       VALIDITY OF TENDERS.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Old Convertible Debentures will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any or all tenders not in proper form or the acceptance for exchange of which may, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Exchange Offer or any defect or irregularity in the tender of any Old Convertible Debentures. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions on the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Convertible Debentures must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Convertible Debentures, neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any defects or irregularities in connection with tenders or incur any liability for failure to give such notification. Tenders of Old Convertible Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Convertible Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

9.       WAIVER OF CONDITIONS.

         The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Offering Memorandum or in this Letter of Transmittal.

10.      NO CONDITIONAL TENDER.

         No alternative, conditional, irregular or contingent tender of Old Convertible Debentures on transmittal of this Letter of Transmittal will be accepted.

         Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Convertible Debentures, neither the Company, the Exchange Agent nor any other person shall incur liability for failure to give any such notice.

11.      MUTILATED, LOST, STOLEN OR DESTROYED OLD CONVERTIBLE DEBENTURES.

         Any holder whose Old Convertible Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

12.      REQUEST FOR ASSISTANCE OF ADDITIONAL COPIES.

         Requests for assistance or for additional copies of the Offering Memorandum or this Letter of Transmittal may be directed to D.F. King & Co., Inc., the Information Agent, at the address or telephone number set forth on the back page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

13.      WITHDRAWAL.

         Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Offering Memorandum under the caption "The Exchange Offer - Withdrawals of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OLD CONVERTIBLE DEBENTURES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                         U.S. BANK NATIONAL ASSOCIATION

                  By Mail:                       By Overnight Courier and Hand Delivery:                  By Facsimile:

              U.S. Bank, N.A.                                U.S. Bank, N.A.                             (651) 244-1537
       180 East 5th Street, 4th Floor                        Bond Drop Window                   (For Eligible Institutions Only)
             St. Paul, MN 55101                       180 East 5th Street, 4th Floor
       Attn: Specialty Finance Group -                       St. Paul, MN 55101                        Confirm by Telephone:
                 Dan Strantz                        Attn: Specialty Finance Group - Dan                  (651) 244-4512
       (registered or certified mail                              Strantz
                recommended)

                THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

                              D.F. KING & CO., INC.
                                 77 Water Street
                            New York, New York 10005

                             Banks and Brokers call:
                          (212) 269-5550 (call collect)

                                All others call:
                           (800) 735-3591 (toll free)

                  PAYOR'S NAME: AMERICAN RETIREMENT CORPORATION

------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                             PART 1 - PLEASE PROVIDE YOUR TIN IN
                                       THE BOX AT THE RIGHT AND CERTIFY BY
FORM W-9                               SIGNING AND DATING BELOW.                               __________________________
                                                                                               Social Security Number
DEPARTMENT OF THE                      Name:
TREASURY                                     -----------------------------------                           Or

                                       -----------------------------------------               ___________________________
INTERNAL                               Business Name                                           Employer Identification Number
REVENUE SERVICE

PAYOR'S REQUEST FOR                    Please check appropriate box
TAXPAYER IDENTIFICATION                [ ] Individual/Sole Proprietor
NUMBER ("TIN")                         [ ] Corporation
                                       [ ] Partnership     [ ] Other

                                       ----------------------------------------
                                       Address

                                       ----------------------------------------
                                       City, State, Zip Code
------------------------------------------------------------------------------------------------------------------------------------

PART 2 -- For Payees exempt from back-up withholding, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9", check the Exempt box below and complete the Substitute Form W-9
Exempt: [ ]

PART 3 -- CERTIFICATION -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest on dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.

Signature:_________________________    PART 4 --  AWAITING TIN [  ]
                                       Please complete the Certificate of
Date:______________________________    Authority Taxpayer Identification
                                       Numbers below.

         NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO AN OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 4 OF SUBSTITUTE FORM W-9.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED PART 4 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the payment date the withholding amount will be remitted to the IRS.

Signature:_____________________               Date: ______________________, 2002

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

 GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR.

Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

FOR THIS TYPE OF ACCOUNT:                                     GIVE THE NAME AND TAXPAYER IDENTIFICATION NUMBER OF:
------------------------                                      ----------------------------------------------------
1.     An individual's account                                The individual

2.     Two or more individuals (joint account)                The actual owner of the account or, if combined funds, the first individual on the account(1)

3.     Custodian account of a minor                           The minor(2)
           (Uniform Gift to Minors Act)

4.     a.  The usual revocable savings trust account          The grantor- trustee(1)
           (grantor is also trustee)

       b.  So-called trust account that is not a legal        The actual owner(1)
           or valid trust under state law

5.     Sole proprietorship account                            The owner(3)

6.     A valid trust, estate, or pension trust                The legal entity (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)

7.     Corporate account                                      The corporation

8.     Association, club, religious, charitable,              The organization
       educational or other tax-exempt organization

9.     Partnership account                                    The partnership

10.    A broker or registered nominee                         The broker or nominee

11.    Account with the Department of Agriculture             The public entity
         in the name of a public entity (such as a state or
         local government, school district, or prison) that
         receives agricultural program payments

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2)      Circle the minor's name and furnish the minor's social security number.

(3) YOU MUST SHOW YOUR INDIVIDUAL NAME. You may also enter your business or "DBA" name. You may use either your Social Security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

RESIDENT ALIEN INDIVIDUALS: If you are a resident alien individual and you do not have, and are not eligible to get, a Social Security number, your taxpayer identification number is your individual taxpayer identification number ("ITIN") as issued by the Internal Revenue Service. Enter it on the portion of the Substitute Form W-9 where the Social Security number would otherwise be entered. If you do not have an ITIN, see "Obtaining a Number" below.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                     NUMBER ON SUBSTITUTE FORM W-9 -- PAGE 2

OBTAINING A NUMBER.

         If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number. Resident alien individuals who are not eligible to get a Social Security number and need an ITIN should obtain Form W-7, Application for Individual Taxpayer Identification Number, from the IRS.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING.

         The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except the payee in item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through
(7). Unless otherwise indicated, all "section" references are to sections of the Internal Revenue Code of 1986, as amended (the "Code").

         LIST OF EXEMPT PAYEES: (1) A corporation. (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2). (3) The United States or any of its agencies or instrumentalities. (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities. (5) A foreign government or any of its political subdivisions, agencies or instrumentalities. (6) An international organization or any of its agencies or instrumentalities. (7) A foreign central bank of issue. (8) A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States. (9) A futures commission merchant registered with the Commodity Futures Trading Commission. (10) A real estate investment trust. (11) An entity registered at all times during the tax year under the Investment Company Act of 1940. (12) A common trust fund operated by a bank under section 584(a). (13) A financial institution. (14) A middleman known in the investment community as a nominee or custodian. (15) A trust exempt from tax under section 664 or described in section 4947.

         PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE FOLLOWING: Payments to nonresident aliens subject to withholding under section 1441. Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner. Payments of patronage dividends where the amount received is not paid in money. Payments made by certain foreign organizations. Section 404(k) distributions made by an ESOP.

         PAYMENTS OF INTEREST NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE FOLLOWING: Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of your trade or business and you have not provided your correct taxpayer identification number to the payor. Payments of tax-exempt interest (including exempt-interest dividends under section 852). Payments described in section 6049(b)(5) to non-resident aliens. Payments on tax-free covenant bonds under section 1451. Payments made by certain foreign organizations. Payments of mortgage or student loan interest to you.

         Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR; FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER; WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYOR THE APPROPRIATE COMPLETED INTERNAL REVENUE SERVICE FORM W-8.

         Certain payments other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code and the Treasury regulations promulgated thereunder.

PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give their correct taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold tax from payments of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. The current rate of such withholding tax is 30%. Certain penalties may also apply.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                     NUMBER ON SUBSTITUTE FORM W-9 -- PAGE 3

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500. (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.